Exhibit 8



   TIERS{SM} ASSET-BACKED SECURITIES, SERIES CHAMT TRUST 1997-7

                  $352,980,000 Fixed Rate Notes, Class A



                          UNDERWRITING AGREEMENT


                                   September 15, 1997
Salomon Brothers Inc
Seven World Trade Center
New York, New York  10048

Dear Sirs:

     1. INTRODUCTION. Structured Products Corp., a Delaware corporation (the "Depositor"), proposes to cause TIERS{SM} Asset-Backed Securities Series CHAMT Trust 1997-7 (the "Trust") to issue and sell to you (also referred to herein as the "Underwriter") $352,980,000 aggregate principal amount of its Fixed Rate Notes, Class A (the "Notes"). The Trust will also separately issue and sell $10,920,000 aggregate principal amount of its Floating Rate Certificates, Class B (the "Certificates"), which are being offered privately and are not subject to this Agreement. The property of the Trust will consist of $363,900,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 1996-4, due November 17, 2003 of Chase Credit Card Master Trust (the "Term Assets"). The Term Assets are being sold to the Trust by the Depositor. The Notes will be issued pursuant to the Indenture, dated as of September 15, 1997 (as amended and supplemented from time to time, the "Indenture"), between the Trust and First Trust of New York, National Association, as Indenture Trustee (the "Indenture Trustee"). The Certificates will be issued pursuant to the Trust Agreement, dated as of September 15, 1997 (as amended and supplemented from time to time, the "Trust Agreement"), between the Depositor, as depositor, and Delaware Trust Capital Management, Inc, as trustee (the "Trustee"). Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Trust Agreement.

     2. REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR. The Depositor represents and warrants to, and agrees with you that:

          (a) The Depositor meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (Registration No. 33-55860) under the Act on such


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Form, including a related preliminary prospectus and prospectus supplement.
The Depositor has filed one or more amendments thereto, including the related preliminary prospectus, each of which amendments has previously been furnished to you. The Depositor will next file with the Commission either (i) prior to the effectiveness of such registration statement, a further amendment thereto (including the form of final prospectus), (ii) a final prospectus in accordance with Rules 430A and 424(b)(1) or (4) under the Act or (iii) a final prospectus in accordance with Rule 415 and 424(b)(2) or (5). In the case of clause (ii), the Depositor has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules and regulations thereunder to be included in the prospectus with respect to the offering of the Notes. As filed, such amendment and form of final prospectus, or such final prospectus, shall include all Rule 430A Information and, except to the extent that you shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus which has previously been furnished to you) as the Depositor has advised you, prior to the Execution Time, will be
included or made therein.   If  the  Registration  Statement  contains  the
undertaking specified by Item 512(a) of Regulation S-K, the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

     For purposes of this Agreement, "Effective Time" means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission, and "Effective Date" means the date of the Effective Time. Such registration statement, as amended at the Effective Time, including all information deemed to be a part of such registration statement as of the Effective Time pursuant to Rule 430(b) under the Act, and including the exhibits thereto and any material incorporated by reference therein, is hereinafter referred to as the "Registration Statement", and the form of prospectus relating to the Notes, as first filed with the Commission pursuant to and in accordance with Rule 424(b) under the Act, is hereinafter referred to as the "Prospectus". "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" shall mean the preliminary prospectus referred to in the preceding paragraph and the preliminary prospectus, if any, included in the Registration Statement which at the Effective Date omits Rule 430A Information. "Rule 430A Information" means information with respect to the Notes and the offering of the Notes permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. "Rule 415", Rule 424", "Rule 430A" and Regulation S-K" refer to such rules or regulations under the Act. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 or Form S-3, which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date of the Registration
Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

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          (b)  On the Effective Date and on the date of this Agreement, the
Registration Statement did or will, and, when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules and regulations of the Commission thereunder (the "Rules and Regulations"); on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Depositor makes no representation or warranty as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with (i) information furnished in writing to the Depositor by you specifically for use in connection with preparation of the Registration Statement or the Prospectus (or any supplement thereto) or
(ii) information contained in, or omitted from, the prospectus dated November 6, 1996, and supplement thereto dated November 6, 1996, in respect of the Term Assets (collectively the "Term Assets Prospectus") concerning the Term Assets, the issuer of the Term Assets or the Term Assets Prospectus. As of the Closing Date, the Depositor's representations and warranties in the Trust Agreement will be true and correct.

          (c) This Agreement has been duly authorized, executed and delivered by the Depositor.

          (d) The assignment and delivery by the Depositor or its affiliate of the Term Assets to the Trust as of the Closing Date will vest in the Trust all the right, title and interest of the Depositor or its affiliate therein, subject to no prior lien, mortgage, security interest, pledge adverse claim, charge or other encumbrance.

     3. PURCHASE, SALE AND DELIVERY OF THE NOTES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Depositor agrees to cause the Trust to sell to you, and you agree to purchase from the Trust, at a purchase price of 100% of the principal amount thereof, the entire $352,980,000 principal amount of the Notes. Delivery of and payment for the Notes shall be made at the office of Rogers & Wells, 200 Park Avenue, New York, New York 10166, on September 15, 1997 (the "Closing Date"). Delivery of the Notes shall be made against payment of the purchase price in immediately available funds drawn to the order of the Depositor. The Notes to be so delivered will be initially represented by one or more Notes


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registered in the name of Cede & Co., the nominee  of  The Depository Trust
Company ("DTC"). The interests of beneficial owners of the Notes will be represented by book entries on the records of DTC and participating members
thereof.    Definitive   Notes   will   be  available  only  under  limited
circumstances.

     4. OFFERING BY UNDERWRITER. It is understood that, after the Registration Statement becomes effective, you propose to offer the Notes for sale to the public (which may include selected dealers), as set forth in the Prospectus.

     5. COVENANTS OF THE DEPOSITOR. The Depositor covenants and agrees with you that:

          (a) The Depositor will use its best efforts to cause the Registration Statement, and any amendment thereto, if not effective at the Execution Time, to become effective. Prior to the termination of the offering of the Notes, the Depositor will not file any amendment of the Registration Statement or supplement to the Prospectus unless the Depositor has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Depositor will file the
Prospectus, properly completed, and any supplement thereto, with the Commission pursuant to and in accordance with the applicable paragraph of Rule 424(b) within the time period prescribed thereby and will provide evidence satisfactory to you of such timely filing.

          (b) The Depositor will advise you promptly of any proposal to amend or supplement the Registration Statement as filed or the related Prospectus and will not effect such amendment or supplement without your consent, which consent will not unreasonably be withheld; the Depositor will also advise you promptly of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information; and the Depositor will also advise you promptly of the effectiveness of the Registration Statement, of any amendment of or supplement to the Registration Statement or the Prospectus and of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threat of any proceeding for that purpose, and the Depositor will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible the lifting of any issued stop order.

          (c) If, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement or a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Registration Statement or supplement the Prospectus to comply with the Act, the Exchange Act or the Rules and Regulations, the Depositor promptly will notify you and will prepare and file, or cause to be prepared and filed, with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission, or an amendment or supplement which will effect such compliance. Any such filing shall not operate as a waive or limitation on any right of the Underwriter hereunder.

          (d) As soon as practicable, but not later than sixteen months after the original Closing Date, the Depositor will cause the Trust to make generally available to Noteholders an earnings statement of the Trust,


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covering a period  of  at least twelve months beginning after the Effective
Date of the Registration  Statement,  that  will  satisfy the provisions of
Section 11(a) of the Act and Rule 158 under the Act.

          (e) The Depositor will furnish to you copies of the Registration Statement (one of which will include all exhibits), each related Preliminary Prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you request.

          (f) The Depositor will arrange for the qualification of the Notes for sale under the laws of such jurisdictions in the United States as you may reasonably designate and will continue such qualifications in effect so long as required for the distribution.

          (g) For a period from the date of this Agreement until the retirement of the Notes, or until such time as you shall cease to maintain a secondary market in the Notes, whichever occurs first, the Depositor will deliver to you the annual statements of compliance and the annual independent certified public accountants' reports furnished to the Trustee pursuant to the Trust Agreement, as soon as such statements and reports are furnished to the Trustee.

          (h) So long as any of the Notes are outstanding, the Depositor will furnish to you (i) as soon as practicable after the end of the fiscal year all documents required to be distributed to Noteholders or filed with the Commission pursuant to the Exchange Act, the Rules and Regulations thereunder or any order of the Commission thereunder and (ii) from time to time, any other information concerning the Depositor filed with any government or regulatory authority which is otherwise publicly available, as you may reasonably request.

          (i) On or before the Closing Date, the Depositor shall cause its records to be marked to show the Trust's absolute ownership of the Term Assets, and from and after the Closing Date the Depositor shall not take any action inconsistent with the Trust's ownership of such Term Assets, other than as permitted by the Trust Agreement.

          (j) To the extent, if any, that the rating provided with respect to the Notes by the rating agency or agencies that initially rate the Notes is conditional upon the furnishing of documents or the taking of any other actions by the Depositor, the Depositor shall furnish such documents and take any such other actions.

     6. PAYMENT OF EXPENSES. The Depositor will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation of this Agreement, (iii) the preparation, issuance and delivery of the Notes to the Underwriter, (iv) the fees and disbursements of the Depositor's counsel and accountants, (v) the qualification of the Notes under securities laws in accordance with the provisions of Section 5(f), including filing fees and the fees and disbursements of counsel for you in connection therewith and in connection with the preparation of any blue sky or legal investment survey, (iv) the printing and delivery to the


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Underwriter of copies of the Registration Statement as originally filed and of each amendment thereto, (vii) the printing and delivery to the Underwriter of copies of any blue sky or legal investment survey prepared in connection with the Notes, (viii) any fees charged by rating agencies for the rating of the Notes and (ix) the fees and expenses of Rogers & Wells in its role as counsel to the Trust incurred as a result of providing the opinions required by Section 7(g).

     7. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITER. Your obligation to purchase and pay for the Notes will be subject to the accuracy of the representations and warranties on the part of the Depositor herein, to the accuracy of the statements of officers of the Depositor made pursuant to the provisions hereof, to the performance by the Depositor of its obligations hereunder and to the following additional conditions precedent:

          (a) If the Registration Statement has not become effective prior to the Execution Time, unless you agree in writing to a later time, the Registration Statement shall have become effective not later than (i) 6:00 p.m. New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m. New York City time on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 p.m. New York City time on such date.

          (b) The Prospectus and any supplements thereto shall have been filed (if required) with the Commission in accordance with the Rules and Regulations and Section 5(a) hereof, and prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Depositor or you, shall be contemplated by the Commission or by any authority administering any state securities or blue sky law.

          (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Trust or the Depositor which, in your judgment, materially impairs the investment quality of the Notes or makes it impractical or inadvisable to market the Notes; (ii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange;
(iii) any banking moratorium declared by Federal or New York authorities; or (iv) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress, or any other substantial national or international calamity or emergency if, in your judgment, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Notes.

          (d) You shall have received an opinion of Rogers & Wells, counsel to the Depositor, addressed to you, dated the Closing Date and in form and substance satisfactory to you and your counsel.

          (e) You shall have received an opinion addressed to you of Rogers & Wells, in its capacity as special Federal tax and ERISA counsel to the Trust, to the effect that the statements in the Prospectus Supplement under the heading "Certain Federal Income Tax Consequences" accurately


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describe the material Federal income tax consequences  to  holders  of  the
Notes,  and  the statements in the Prospectus and the Prospectus Supplement
under  the  heading   "ERISA  Considerations",  to  the  extent  that  they
constitute statements of matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and accurately describe the material consequences to holders of the Notes under ERISA.

          (f) You shall have received from Rogers & Wells, counsel to the Underwriter, such opinion or opinions, dated the Closing Date and addressed to you, with respect to the validity of the Notes and such other related matters as you shall require and the Depositor shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (g) You shall have received an opinion addressed to you and the Depositor of Richards, Layton & Finger, counsel to the Trust, dated the Closing Date and satisfactory in form and substance to you and your counsel.

          (h) You shall have received certificates dated the Closing Date of such of the principal executive, financial and accounting officers of the Depositor as you may request, dated the Closing Date, in which such officers shall state that, to the best of their knowledge after reasonable investigation, (i) the representations and warranties of the Depositor contained in this Agreement and the Trust Agreement are true and correct, that the Depositor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission and (ii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Trust or the Depositor has occurred, whether or not arising in the ordinary course of business.

          (i) You shall have received evidence satisfactory to you that, on or before the Closing Date, UCC-1 financing statements have been or are being filed in the office of the Secretary of State of the States of Delaware and New York reflecting the transfer of the interest of the Depositor in the Term Assets and the proceeds thereof to the Trust.

          (j) The Notes shall have been rated in at least one of the four highest investment grade rating categories by Moody's Investors Service, Inc.

          (k) Issuance of the Notes shall not have resulted in a reduction or withdrawal by any Rating Agency of the current rating of any outstanding securities issued or originated by the Trust or the Depositor.

          (l) The Depositor will provide or cause to be provided to you such conformed copies of such opinions, certificates, letters and documents as you reasonably request.

     8.   INDEMNIFICATION AND CONTRIBUTION.  (a)   The  Depositor agrees to
indemnify  and  hold  harmless  the  Underwriter, the directors,  officers,


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employees  and agents of the Underwriter  and  each  person,  if  any,  who controls the Underwriter within the meaning of the Act or the Exchange Act against any and all losses, claims, damages or liabilities, Joint or several, to which they or any of them may become subject under the Act, the Exchange Act or federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus or in any amendment thereof or supplement thereto or any related Preliminary Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Depositor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with (i) written information furnished to the Depositor by or on behalf of the Underwriter through you specifically for use therein or (ii) information contained in, or omitted from, the prospectus dated November 6, 1996, and supplement thereto dated November 6, 1996, in respect of the Term Assets (collectively the "Term Assets Prospectus") concerning the Term Assets, the issuer of the Term Assets or the Term Assets Prospectus. This indemnity agreement will be in addition to any liability which the Depositor may otherwise have.

          (b) You agree to indemnify and hold harmless the Depositor, each of the directors of the Depositor, each of the officers of the Depositor who shall have signed the Registration Statement, and each other person, if any, who controls the Depositor within the meaning of the Act or the Exchange Act, to the same extent as the foregoing indemnity from the
Depositor to the Underwriter, but only with reference to written information relating to the Underwriter furnished to the Depositor by or on behalf of the Underwriter specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have. The Depositor acknowledges that the statements set forth in the Prospectus Supplement under the heading "Method of Distribution" constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the Prospectus or any Prospectus Supplement and you confirm that such statements are correct.

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party
(i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the



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indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); PROVIDED, HOWEVER, that such counsel
shall  be  satisfactory  to the  indemnified  party.   Notwithstanding  the
indemnifying  party's  election   to   appoint  counsel  to  represent  the
indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party,
(iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect to which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d)  In the event that the indemnity provided in paragraph (a) or
(b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Depositor and the Underwriter agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Depositor and the Underwriter may be subject in such proportion as is appropriate to reflect the relative benefits received by the Depositor and by the Underwriter from the offering of the Notes; PROVIDED, HOWEVER, that in no case shall the Underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the Notes purchased by the Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Depositor and the Underwriter shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Depositor and the Underwriter. The benefits received by the Depositor shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriter shall be deemed to be equal to the total underwriting discounts and commissions. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Depositor or the Underwriter. The Depositor and the Underwriter agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls the Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of the


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


Underwriter shall have the same rights to contribution as the Underwriter, and each person who controls the Depositor within the meaning of either the Act or the Exchange Act, each officer of the Depositor who shall have signed the Registration Statement and each director of the Depositor shall have the same rights to contribution as the Depositor, subject in each case to the applicable terms and conditions of this paragraph (d).

     9. DEFAULTS OF UNDERWRITER. If the Underwriter defaults in its obligations to purchase the Notes hereunder on the Closing Date and arrangements satisfactory to the Depositor for the purchase of such Notes by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of the Depositor, except as provided in Section 11. As used in this Agreement, the term "Underwriter" includes any person substituted for the Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     10. NO BANKRUPTCY PETITION. The Underwriter covenants and agrees that, prior to the date which is one year and one day after the payment in full all securities issued by the Depositor or by a trust for which the Depositor was the depositor which securities were rated by any nationally recognized statistical rating organization, it will not institute against, or join any other Person in instituting against, the Depositor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any Federal or state bankruptcy or similar law.

     11. SURVIVAL OF REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Depositor or any of its officers and the Underwriter set forth in or made pursuant to this Agreement or contained in certificates of officers of the Depositor submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of the Underwriter or of the Depositor or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Notes. If for any reason the purchase of the Notes by the Underwriter is not consummated, the Depositor shall remain responsible for the expenses to be paid or reimbursed by the Depositor pursuant to Section 6 and the respective obligations of the Depositor and the Underwriter pursuant to section 8 shall remain in effect. If for any reason the purchase of the Notes by the Underwriter is not consummated (other than because of a failure to satisfy the conditions set forth in items (ii), (iii) and (iv) of Section 7(d)), the Depositor will reimburse the Underwriter, upon demand, for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by it in connection with the offering of the Notes.

     12. NOTICES. All communications hereunder will be in writing and, if sent to the Underwriter, will be mailed, delivered or telegraphed and confirmed to it at Seven World Trade Center, New York, NY 10048; if sent to the Depositor, will be mailed, delivered or telegraphed, and confirmed to it at Structured Products Corp., Seven World Trade Center, Room 33-130,

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


33rd Floor, New York, NY 10048, Attention: Secretary; PROVIDED, HOWEVER, that any notice to the Underwriter pursuant to Section 8 will be mailed, delivered or telegraphed and confirmed to the Underwriter. Any such notice will take effect at the time of receipt.

     13. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8, and no other person will have any right or obligations hereunder.

     14.  COUNTERPARTS.   This  Agreement  may be executed in any number of
counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     15.    APPLICABLE  LAW.   This  Agreement will  be  governed  by,  and
construed in accordance with, the internal laws of the State of New York, without giving effect to principles of conflict of laws.

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement among the Depositor and the Underwriter in accordance with its terms.

                                   Very truly yours,

                                   STRUCTURED PRODUCTS CORP.,


                                   By_________________________
                                       Authorized Signatory


The foregoing Underwriting
Agreement is hereby confirmed
and accepted as of the
date first written above.

SALOMON BROTHERS INC


By________________________
   Authorized Signatory




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